AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : DECEMBER 31, 2015
      AS OF:   DECEMBER 31, 2015

                                                                                                  PARENT'S
                                                 STATE OF    STATE OF                 NUMBER OF  PERCENT OF     COMMENTS
                                    TYPE OF     INCORP. OR   PRINCIPAL     FEDERAL     SHARES    OWNERSHIP     (E.G., BASIS
                                   SUBSIDIARY    DOMICILE    OPERATION    TAX ID #     OWNED     OR CONTROL    OF CONTROL)
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.                                 DE          NY       13-3623351
 (Notes 1 & 2)**
-----------------------------------------------------------------------------------------------------------------------------------
 787 Holdings, LLC                      HCO         DE          NY      See Note 19                 100.00%
 -----------------------------------------------------------------------------------------------------------------------------------
 1285 Holdings, LLC                     HCO         DE          NY       46-1106388           -     100.00%
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA Strategic                      Investment      DE          NY       47-2605009                 100.00%
  Ventures US, LLC
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA Equitable Financial
   Services, LLC
  (Notes 2 & 16)                                    DE          NY       52-2197822           -     100.00%
 -----------------------------------------------------------------------------------------------------------------------------------
   AXA RE Arizona Company           Insurance      Arizona    Arizona    14-1903564     250,000     100.00%        NAIC # 14355
   ---------------------------------------------------------------------------------------------------------------------------------
   AXA Distribution Holding
   Corporation  (Note 2)                            DE          NY       13-4078005       1,000     100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
      AXA Advisors, LLC
       (Note 5)                                     DE          NY       13-4071393           -     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      AXA Network, LLC
       (Note 6)                      Operating      DE          NY       06-1555494           -     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
        AXA Network of Puerto
          Rico, Inc.                 Operating      P.R.       P.R.      66-0577477                 100.00%
        ----------------------------------------------------------------------------------------------------------------------------
      PlanConnect, LLC               Operating      DE          NY       27-1540220                 100.00%
      ------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Life Insurance
     Company (Note 2 & 9)*           Insurance      NY          NY       13-5570651   2,000,000     100.00%   NAIC # 62944; General
                                                                                                               Partner of Equitable
                                                                                                                  Managed Asset
   ---------------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Funds
        Management Group LLC         Operating      DE          NY       27-5373651                 100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      Equitable Managed
        Assets, L.P.                 Investment     DE          NY       13-3385080           -           -     General Partner of
                                                                                                                 Equitable Deal
                                                                                                                   Flow Fund
      ------------------------------------------------------------------------------------------------------------------------------
      Real Estate Partnership
        Equities (various)           Investment     **                             -          -           -            **
      ------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
        (Notes 3 & 4)                   HCO         NY          NY       22-2766036           -     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
        See Attached Listing A
        ----------------------------------------------------------------------------------------------------------------------------
      ACMC, LLC     (Note 4)            HCO         DE          NY       13-2677213   5,000,000     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      EVSA, Inc.                     Investment     DE          PA       23-2671508          50     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      Separate Account 166, LLC      Investment     DE          NY       47-4180335                 100.00%
      ------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Life and Annuity
     Company* (Note 10,17 & 18)      Insurance    Colorado   Colorado    13-3198083                 100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
   MONY International
     Holdings, LLC                      HCO         DE          NY       13-3790446                 100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
      MONY International Life
        Insurance Co. Seguros de
        Vida S.A.*                   Insurance    Argentina   Argentina  98-0157781                 100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Financial Resources of
        the Americas Limited         Insurance     Jamaica    Jamaica                                99.00%
      ------------------------------------------------------------------------------------------------------------------------------
      MBT, Ltd.                      Operating     Cayman     Cayman     98-0152047         633     100.00%
                                                   Islands    Islands                                           79% by MONY Int'l
                                                                                                              Holdings & 21% by MONY
                                                                                                               Financial Resources
      ------------------------------------------------------------------------------------------------------------------------------
        MONY Consultoria e
          Corretagem de Seguros
          Ltda.                      Operating     Brazil    Brazil                                  99.00%
        ----------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance
          Company of the
          Americas, Ltd.*            Insurance     Cayman     Cayman     98-0152046      30,240     100.00%
                                                   Islands    Islands
        ----------------------------------------------------------------------------------------------------------------------------
   MONY Life Insurance Company
     of America*                     Insurance      AZ          NY       86-0222062                 100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
   U.S. Financial Life Insurance
     Company*                        Insurance      OH          OH       38-2046096     405,000     100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
   MONY Financial Services, Inc.        HCO         DE          NY       11-3722370       1,000     100.00%
   ---------------------------------------------------------------------------------------------------------------------------------
      Financial Marketing
        Agency, Inc.                 Operating      OH          OH       31-1465146          99      99.00%
      ------------------------------------------------------------------------------------------------------------------------------
      1740 Advisers, Inc.            Operating      NY          NY       13-2645490      14,600     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      Trusted Insurance Advisers
        General Agency Corp.         Operating      MN          NY       41-1941465       1,000     100.00%
      ------------------------------------------------------------------------------------------------------------------------------
      Trusted Investment Advisers
        Corp.                        Operating      MN          NY       41-1941464           1     100.00%
      ------------------------------------------------------------------------------------------------------------------------------

                                   ADDRESS                                 CITYSTZIP
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.                1290 Avenue of the Americas              New York, NY  10104
 (Notes 1 & 2)**
-----------------------------------------------------------------------------------------------------------------------------------
 787 Holdings, LLC                 1290 Avenue of the Americas              New York, NY  10104
 -----------------------------------------------------------------------------------------------------------------------------------
 1285 Holdings, LLC                1290 Avenue of the Americas              New York, NY  10104
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA Strategic                     1290 Avenue of the Americas              New York, NY  10104
  Ventures US, LLC
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA Equitable Financial
   Services, LLC
   (Notes 2 & 16)                  1290 Avenue of the Americas              New York, NY  10104
 -----------------------------------------------------------------------------------------------------------------------------------
   AXA RE Arizona Company          322 West Roosevelt                       Phoenix, AZ    85003
   ---------------------------------------------------------------------------------------------------------------------------------
   AXA Distribution Holding
     Corporation  (Note 2)         1290 Avenue of the Americas              New York, NY  10104
   ---------------------------------------------------------------------------------------------------------------------------------
      AXA Advisors, LLC (Note 5)   1290 Avenue of the Americas              New York, NY  10104
      ------------------------------------------------------------------------------------------------------------------------------
      AXA Network, LLC (Note 6)    1290 Avenue of the Americas              New York, NY  10104
      ------------------------------------------------------------------------------------------------------------------------------
        AXA Network of Puerto
          Rico, Inc.
        ----------------------------------------------------------------------------------------------------------------------------
      PlanConnect, LLC             100 Madison Street                       Syracuse, NY  13221
      ------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Life Insurance
     Company (Note 2 & 9)*
   ---------------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Funds
        Management Group LLC
      ------------------------------------------------------------------------------------------------------------------------------
      Equitable Managed Assets,
        L.P.
      ------------------------------------------------------------------------------------------------------------------------------
      Real Estate Partnership
        Equities (various)
      ------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
        (Notes 3 & 4)
      ------------------------------------------------------------------------------------------------------------------------------
        See Attached Listing A
        ----------------------------------------------------------------------------------------------------------------------------
      ACMC, LLC (Note 4)           1290 Avenue of the Americas              New York, NY  10104
      ------------------------------------------------------------------------------------------------------------------------------
      EVSA, Inc.
      ------------------------------------------------------------------------------------------------------------------------------
      Separate Account 166, LLC
   ---------------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Life and Annuity
     Company* (Note 10,17 & 18)
   ---------------------------------------------------------------------------------------------------------------------------------
   MONY International Holdings, LLC
   ---------------------------------------------------------------------------------------------------------------------------------
      MONY International Life
        Insurance Co. Seguros de
        Vida S.A.*
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Financial Resources of
        the Americas Limited
      ------------------------------------------------------------------------------------------------------------------------------
      MBT, Ltd.
      ------------------------------------------------------------------------------------------------------------------------------
        MONY Consultoria e
          Corretagem de Seguros
          Ltda.
        ----------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company
          of the Americas, Ltd.*
        ----------------------------------------------------------------------------------------------------------------------------
   MONY Life Insurance Company
     of America*
   ---------------------------------------------------------------------------------------------------------------------------------
   U.S. Financial Life Insurance
     Company*
   ---------------------------------------------------------------------------------------------------------------------------------
   MONY Financial Services, Inc.
   ---------------------------------------------------------------------------------------------------------------------------------
      Financial Marketing Agency,
        Inc.
      ------------------------------------------------------------------------------------------------------------------------------
      1740 Advisers, Inc.
      ------------------------------------------------------------------------------------------------------------------------------
      Trusted Insurance Advisers
        General Agency Corp.
      ------------------------------------------------------------------------------------------------------------------------------
      Trusted Investment Advisers
       Corp.
      ------------------------------------------------------------------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : DECEMBER 31, 2015

      *  Affiliated Insurer

     ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

    ***  All subsidiaries are corporations, except as otherwise noted.

     1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

     2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.

         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.

         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.

         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.

         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

     3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

     4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

         As of December 31, 2015 AXF and AFS's subsidiaries own 45.57% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

               AXF, held directly 43,032,758 AllianceBernstein Units (15.77%), ACMC, LLC. owns 74,406,933 AllianceBernstein Units (27.28%), and MLOA owns 2,587,472 (.95%) of AllianceBernstein Units

         AllianceBernstein Corporation also own a 1.04% general partnership interest in AllianceBernstein L.P.

         In addition, ACMC, LLC. own 1,444,356 units (0.53%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

     5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

     6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

     7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

     8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

     9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

     10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.


     11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

     12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

     12. Effective May 26, 2005, Matrix Private Equities was sold.

     13. Effective December 2, 2005, Advest Group was sold.

     14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

     15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

     16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

     17. Effective August 1, 2008, AXA Equitable Life Insurance Company transferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

     18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

     19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.

         For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

     20. Effective June 29, 2012, AXA Financial (Bermuda) Ltd. was redomesticated to Arizona and its name was changed to AXA RE Arizona Company.

     21. Effective December 15, 2014, AXA Strategic Ventures US, LLC. was formed.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : DECEMBER 31, 2015


Dissolved or  - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
Merged        - 100 Federal Street Funding Corporation was dissolved August 31, 1998.
              - 100 Federal Street Realty Corporation was dissolved December 20, 2001.
              - CCMI Corp. was dissolved on October 7, 1999.
              - ELAS Realty, Inc. was dissolved January 29, 2002.
              - EML Associates, L.P. was dissolved March 27, 2001.
              - EQ Services, Inc. was dissolved May 11, 2001.
              - Equitable BJVS, Inc. was dissolved October 3, 1999.
              - Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
              - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
              - Equitable JVS II, Inc. was dissolved December 4, 1996
              - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                dissolved on December 31, 2000.
              - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
              - EREIM Managers Corporation was dissolved March 27, 2001.
              - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
              - EVLICO, Inc. was dissolved in 1999.
              - Franconom, Inc. was dissolved on December 4, 2000.
              - GP/EQ Southwest, Inc. was dissolved October 21, 1997
              - HVM Corp. was dissolved on Feb. 16, 1999.
              - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
              - Prime Property Funding, Inc. was dissolved in Feb. 1999.
              - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
              - Six-Pac G.P., Inc. was dissolved July 12,1999
              - Paramount Planners, LLC., a direct subsidiary of  AXA Distribution Holding Corporation, was dissolved on
                December 5, 2003
              - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
              - ECLL Inc. was dissolved July 15, 2003
              - MONY Realty Partners, Inc. was dissolved February 2005.
              - Wil-Gro, Inc. was dissolved June, 2005.
              - Sagamore Financial LLC was dissolved August 31, 2006.
              - Equitable JVS was dissolved August, 2007.
              - Astor Times Square Corp. dissolved as of April 2007.
              - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
              - PC Landmark, Inc. has been administratively dissolved.
              - EJSVS, Inc. has been administratively dissolved.
              - STCS, Inc. was dissolved on August 15, 2007.
              - AXA Network of Alabama was merged into AXA Network, LLC. on November 18, 2011
              - AXA Network of Connecticut, Maine and New York, LLC was merged into AXA Network, LLC. on November 17, 2011
              - AXA Network Insurance Agency of Massachusetts, LLC was merged into AXA Network, LLC. on November 17, 2011
              - AXA Network Insurance Agency of Texas, Inc. was merged into AXA Network, LLC. effective January 1, 2012.
              - AXA Network of Nevada, Inc. was merged into AXA Network, LLC. effective January 1, 2012.
              - Equitable Deal Flow Fund, L.P. dissolved effective December 2013.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : DECEMBER 31, 2015 LISTING A - Equitable Holdings, LLC

                                                                                                      PARENT'S          COMMENTS
                                                    STATE OF    STATE OF                NUMBER OF    PERCENT OF          (E.G.,
                                       TYPE OF     INCORP. OR   PRINCIPAL     FEDERAL    SHARES       OWNERSHIP         BASIS OF
                                     SUBSIDIARY     DOMICILE    OPERATION    TAX ID #    OWNED       OR CONTROL         CONTROL)
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Financial
    Services, LLC (Note 2)
    --------------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance
      Company *
      ------------------------------------------------------------------------------------------------------------------------------
            Equitable Holdings, LLC
            ------------------------------------------------------------------------------------------------------------------------
              Equitable Casualty
              Insurance Company *    Operating       VT             VT       06-1166226    1,000        100.00%
              ----------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See
              Note 4 on Page 2)      Operating       DE             NY       13-3266813        -        100.00%
              ----------------------------------------------------------------------------------------------------------------------
                Equitable Capital
                Private Income &                                                                                      ECMC is G.P.
                Equity Partnership                                                                                   ("Deal Flow
                II, L.P.             Investment      DE             NY       13-3544879        -           -          Fund II")
                --------------------------------------------------------------------------------------------------------------------
              AllianceBernstein
              Corporation (See
              Note 4 on Page 2)      Operating       DE             NY       13-3633538      100        100.00%
              ----------------------------------------------------------------------------------------------------------------------
                See Attached Listing B
                --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC  Operating       DE             NY       52-2233674        -        100.00%
              ----------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty
              Services, Inc.         Operating       DE             NY       13-3813232    1,000        100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Structured
              Settlement Corp.
              (See Note 8 on Page 2) Operating       DE             NJ       22-3492811      100        100.00%
              ----------------------------------------------------------------------------------------------------------------------

                                     ADDRESS                                  CITYSTZIP
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Financial
    Services, LLC (Note 2)
    --------------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance
      Company *
      ------------------------------------------------------------------------------------------------------------------------------
            Equitable Holdings, LLC
            ------------------------------------------------------------------------------------------------------------------------
              Equitable Casualty
              Insurance Company *    c/o Willis Management (Vermont) Ltd.,
                                     40 Main St, Suite 200                    Burlington, VT 05401
              ----------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See
              Note 4 on Page 2)      1290 Avenue of the Americas              New York, NY  10104
              ----------------------------------------------------------------------------------------------------------------------
                Equitable Capital
                Private Income &
                Equity Partnership
                II, L.P.
                --------------------------------------------------------------------------------------------------------------------
              AllianceBernstein
              Corporation (See
              Note 4 on Page 2)      1345 Avenue of the Americas              New York, NY 10105
              ----------------------------------------------------------------------------------------------------------------------
                See Attached Listing B
                --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC  1290 Avenue of the Americas              New York, NY  10104
              ----------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty
              Services, Inc.         1290 Avenue of the Americas              New York, NY  10104
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Structured
              Settlement Corp.
              (See Note 8 on Page 2)
              ----------------------------------------------------------------------------------------------------------------------


    * Affiliated Insurer

       Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.

       Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.

       Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.

       Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.

       AXA Distributors Insurance Agency of Alabama, LLC was merged into AXA Distributors, LLC effective November 30, 2011.

       AXA Distributors Insurance Agency, LLC was merged into AXA Distributors, LLC effective November 28, 2011.

       AXA Distributors Insurance Agency of Massachusetts, LLC was merged into AXA Distributors, LLC effective November 29, 2011.

       AXA Distributors Insurance Agency of Texas Inc. LLC was merged into AXA Distributors, LLC effective November 29, 2011.

       ELAS Securities Acquisition Corp. was merged into Equitable Holdings, LLC effective July 16, 2012

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : DECEMBER 31, 2015 LISTING B - AllianceBernstein Corporation


                                                                                                                       PARENT'S
                                                           STATE OF      STATE OF                        NUMBER OF    PERCENT OF
                                           TYPE OF        INCORP. OR    PRINCIPAL        FEDERAL          SHARES      OWNERSHIP
                                          SUBSIDIARY       DOMICILE     OPERATION       TAX ID #           OWNED      OR CONTROL
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial Services,
    LLC (Note 2)
  ----------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life Insurance Company*
    --------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
      ------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein Corporation                        DE              NY           13-3633538
        ----------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein Holding L.P.
           (See Note 4 on Page 2)        HCO (NYSE: AB)      DE              NY           13-3434400
          --------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein L.P.
            (See Note 4 on Page 2)         Operating         DE              NY           13-4064930
          --------------------------------------------------------------------------------------------------------------------------
            AllianceBernstein
              Investments Taiwan Limited   Operating        Taiwan         Taiwan                  -                    75.12%
            ------------------------------------------------------------------------------------------------------------------------
            AB Trust Company, LLC          Operating         NH              NY                    -                   100.00%
            ------------------------------------------------------------------------------------------------------------------------
            Alliance Capital
              Management LLC                  HCO            DE              NY                    -                   100.00%
            ------------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Real
                Estate Investments LLC     Operating         DE              NY                    -                   100.00%
              ----------------------------------------------------------------------------------------------------------------------
              AB Private Credit
                Investors LLC              Operating         DE              NY           47-1265381                   100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                & Co., LLC                 Operating         DE              NY           13-4132953                   100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                (Canada) Limited           Operating        Canada         Canada    822155164NP0001                   100.00%
              ----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein
              International, LLC              HCO            DE              NY                    -                   100.00%
            ------------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                (Schwiez) GmbH             Operating     Switzerland    Switzerland                -                   100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                (Hong Kong) Limited        Operating      Hong Kong      Hong Kong                 -                   100.00%
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein
                Holdings Limited              HCO            U.K.           U.K.                   -                   100.00%
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein
                Corporation of
                  Delaware                    HCO            DE              NY           13-2778645           10       100.00%
              ----------------------------------------------------------------------------------------------------------------------
                ACAM Trust Company
                  Private Ltd.               Dormant        India          India                   -                   100.00%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  (Argentina) S.R.L.       Operating      Argentina      Argentina                 -                    99.00%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Japan Inc.                  HCO            DE            Japan          13-3009358                   100.00%
                --------------------------------------------------------------------------------------------------------------------
                  AllianceBernstein
                    Japan Ltd.             Operating                       Japan                   -                   100.00%
                  ------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Invest. Manage.
                  Australia Limited        Operating      Australia       Australia                -                   100.00%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Global Derivatives
                  Corp.                    Operating         DE              NY           13-3626546        1,000      100.00%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Administradora de
                  Carteiras (Brasil)
                  Ltda.                    Operating        Brazil         Brazil                  -                    99.00%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Holdings (Cayman) Ltd.      HCO        Cayman Isles    Cayman Isles                                  100.00%
                --------------------------------------------------------------------------------------------------------------------
                  AllianceBernstein
                    Preferred
                    Limited                   HCO            U.K.           U.K.                   -                   100.00%
                  ------------------------------------------------------------------------------------------------------------------
                    CPH Capital
                      Fondsmaeglerselskab
                      A/S                  Operating       Denmark         Denmark                 -                    81.00%
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein
                      Israel Ltd.          Operating        Israel         Israel                  -                   100.00%
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein
                      Limited              Operating         U.K.           U.K.                   -      250,000      100.00%
                    ----------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        Europe GmbH        Operating                       Germany                 -                   100.00%
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        Services
                        Limited            Operating                        U.K.                   -        1,000      100.00%
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        Schweiz AG         Operating     Switzerland       Zurich                  -                   100.00%
                      --------------------------------------------------------------------------------------------------------------
                    AllianceBernstein
                      (Luxembourg) S.A.    Operating         Lux.           Lux.                   -        3,999      100.00%
                    ----------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        (France) SAS       Operating                       France                  -                   100.00%
                      --------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  (Mexico) S. de R.L.
                  de C.V.                  Operating        Mexico         Mexico                  -                    99.00%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Australia Limited        Operating       Australia      Australia                -                    50.00%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Canada, Inc.             Operating        Canada         Canada         13-3630460       18,750      100.00%
                --------------------------------------------------------------------------------------------------------------------



                                             COMMENTS (E.G., BASIS
                                                  OF CONTROL)               ADDRESS                          CITYSTZIP
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial Services,
    LLC (Note 2)
  ----------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life Insurance Company*
    --------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
      ------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein Corporation     owns 1% GP interest in            1345 Avenue of the Americas      New York,New York l0105
                                          AllianceBernstein L.P. and
                                          100,000 GP units in
                                          AllianceBernstein Holding L.P
        ----------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein Holding L.P.
           (See Note 4 on Page 2)                                           1345 Avenue of the Americas     New York, New York 10105
          --------------------------------------------------------------------------------------------------------------------------
          AllianceBernstein L.P.
            (See Note 4 on Page 2)                                          1345 Avenue of the Americas     New York, New York 10105
          --------------------------------------------------------------------------------------------------------------------------
            AllianceBernstein
              Investments Taiwan Limited  AllianceBernstein Hong Kong
                                          Limited owns 24.88%
            ------------------------------------------------------------------------------------------------------------------------
            AB Trust Company, LLC         Sole member interest
            ------------------------------------------------------------------------------------------------------------------------
            Alliance Capital
              Management LLC
            ------------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Real
                Estate Investments LLC    Sole member interest
              ----------------------------------------------------------------------------------------------------------------------
              AB Private Credit
                Investors LLC             Sole member interest
              ----------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                & Co., LLC
              ----------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                (Canada) Limited
              ----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein
              International, LLC          Owned by AllianceBernstein L.P.   1345 Avenue of the Americas     New York, New York 10105
            ------------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                (Schwiez) GmbH            Owned by AllianceBernstein
                                          International LLC.
              ----------------------------------------------------------------------------------------------------------------------
              Sanford C. Bernstein
                (Hong Kong) Limited       Owned by AllianceBernstein
                                          International LLC.
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein
                Holdings Limited          Owned by AllianceBernstein
                                          International LLC.
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein
                Corporation of
                  Delaware                                                  1345 Avenue of the Americas     New York, New York 10105
              ----------------------------------------------------------------------------------------------------------------------
                ACAM Trust Company
                  Private Ltd.
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  (Argentina) S.R.L.      AllianceBernstein Oceanic
                                          Corporation owns 1%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Japan Inc.
                --------------------------------------------------------------------------------------------------------------------
                  AllianceBernstein
                    Japan Ltd.
                  ------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Invest. Manage.
                  Australia Limited
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Global Derivatives
                  Corp.                                                     1345 Avenue of the Americas     New York, New York 10105
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Administradora de
                  Carteiras (Brasil)
                  Ltda.                   AllianceBernstein Oceanic
                                          Corporation owns 1%               Rua Jaoquim No. 72, Suite 62     Sao Paulo, Brazil
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Holdings (Cayman) Ltd.
                --------------------------------------------------------------------------------------------------------------------
                  AllianceBernstein
                    Preferred
                    Limited               Owned by AllianceBernstein
                                          Corporation of Delaware
                  ------------------------------------------------------------------------------------------------------------------
                    CPH Capital
                      Fondsmaeglerselskab
                      A/S                 The remainder owned by
                                          unaffiliated third parties
                                          (and is scheduled to be
                                          acquired by AB over next
                                          five years)
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein
                      Israel Ltd.
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein
                      Limited             AB Preferred owns 100% of
                                          preference shares & AB
                                          Holdings Limited owns 100% of
                                          ordinary shares
                    ----------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        Europe GmbH
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        Services
                        Limited
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        Schweiz AG
                      --------------------------------------------------------------------------------------------------------------
                    AllianceBernstein
                      (Luxembourg) S.A.   AB Holdings Limited owns
                                          79.75% class b ordinary & AB
                                          Preferred owns 20.25%
                                          preference shares
                    ----------------------------------------------------------------------------------------------------------------
                      AllianceBernstein
                        (France) SAS
                      --------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  (Mexico) S. de R.L.
                  de C.V.                 AllianceBernstein Oceanic Corp.
                                          owns 1%
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Australia Limited       AB International LLC owns the
                                          other 50%.
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein
                  Canada, Inc.
                --------------------------------------------------------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : DECEMBER 31, 2015 LISTING B - AllianceBernstein Corporation

                                                                                                                       PARENT'S
                                                                    STATE OF    STATE OF                 NUMBER OF    PERCENT OF
                                                         TYPE OF   INCORP. OR   PRINCIPAL   FEDERAL        SHARES     OWNERSHIP
                                                       SUBSIDIARY   DOMICILE    OPERATION  TAX ID #        OWNED      OR CONTROL
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC (Note 2)
  ----------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life Insurance Company*
    --------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
      ------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein Corporation                                    DE        NY       13-3633538
        ----------------------------------------------------------------------------------------------------------------------------
                AllianceBernstein L.P.                 Operating         DE        NY       13-4064930
                --------------------------------------------------------------------------------------------------------------------
                  AllianceBernstein International LLC      HCO           DE        NY                                       100.00%
                  ------------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation
                      of Delaware (Cont'd)                 HCO           DE        NY       13-2778645
                    ----------------------------------------------------------------------------------------------------------------
                          AllianceBernstein Inv. Res.
                            (Proprietary) Limited        Dormant     So Africa  So Africa            -                       80.00%
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            (Singapore) Ltd.           Operating     Singapore  Singapore            -                      100.00%
                          ----------------------------------------------------------------------------------------------------------
                          Alliance Capital
                            (Mauritius) Private Ltd.       HCO       Mauritius  Mauritius            -                      100.00%
                          ----------------------------------------------------------------------------------------------------------
                              Alliance Capital
                                Asset Man. (India)
                                Private Ltd.             Dormant       India      India              -                       75.00%
                              ------------------------------------------------------------------------------------------------------
                              AllianceBernstein
                                Invest. Res. & Man.
                                (India) Pvt.           Operating       India      India              -                      100.00%
                              ------------------------------------------------------------------------------------------------------
                          AllianceBernstein Oceanic
                            Corporation                    HCO           DE        NY       13-3441277       1,000          100.00%
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein Asset
                            Management (Korea) Ltd.    Operating       Korea      Korea              -                      100.00%
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Investments, Inc.          Operating         DE        NY       13-3191825         100          100.00%
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Investor Services, Inc.    Operating         DE        TX       13-3211780         100          100.00%
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Hong Kong Limited          Operating     Hong Kong  Hong Kong            -                      100.00%
                          ----------------------------------------------------------------------------------------------------------
                              AllianceBernstein
                                (Shanghai) Investment
                                Consulting Co., Ltd    Operating      China.      China              -                      100.00%
                              ------------------------------------------------------------------------------------------------------
                          Sanford C. Bernstein
                            Limited                    Operating       U.K.       U.K.               -                      100.00%
                          ----------------------------------------------------------------------------------------------------------
                              Sanford C. Bernstein
                                (CREST Nominees) Ltd   Operating       U.K.       U.K.               -                      100.00%
                              ------------------------------------------------------------------------------------------------------
                          W.P. Stewart & Co., LLC.     Operating         DE        NY       98-0201080                      100.00%
                          ----------------------------------------------------------------------------------------------------------
                              W.P. Stewart Asset
                                Management
                                (Curacao), N.V.        Operating       Curacao   Curacao             -                      100.00%
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart & Co.
                                (Europe), Ltd.         Operating       U.K.       U.K.               -                      100.00%
                              ------------------------------------------------------------------------------------------------------
                              WPS Advisors, LLC.       Operating         DE        NY       13-4008818                      100.00%
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart Asset
                                Management Ltd.        Operating         DE        NY       98-0201079                      100.00%
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart
                                Securities LLC           Dormant         DE        NY       27-2713894                      100.00%
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart Asset
                                Management (NA), LLC.  Operating         NY        NY       11-2650769                      100.00%
                              ------------------------------------------------------------------------------------------------------




                                                                  COMMENTS
                                                         (E.G., BASIS OF CONTROL)  ADDRESS                        CITYSTZIP
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC (Note 2)
  ----------------------------------------------------------------------------------------------------------------------------------
    AXA Equitable Life Insurance Company*
    --------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
      ------------------------------------------------------------------------------------------------------------------------------
        AllianceBernstein Corporation                                              1345 Avenue of the Americas    New York, NY 10105
        ----------------------------------------------------------------------------------------------------------------------------
                AllianceBernstein L.P.                                             1345 Avenue of the Americas    New York, NY 10105
                --------------------------------------------------------------------------------------------------------------------
                  AllianceBernstein International LLC            Owned by          1345 Avenue of the Americas    New York, NY 10105
                                                           AllianceBernstein L.P.
                  ------------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation
                      of Delaware (Cont'd)                                         1345 Avenue of the Americas    New York, NY 10105
                    ----------------------------------------------------------------------------------------------------------------
                          AllianceBernstein Inv. Res.
                            (Proprietary) Limited
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            (Singapore) Ltd.
                          ----------------------------------------------------------------------------------------------------------
                          Alliance Capital
                            (Mauritius) Private Ltd.
                          ----------------------------------------------------------------------------------------------------------
                              Alliance Capital
                                Asset Man. (India)
                                Private Ltd.             3rd party (Ankar Capital
                                                         India Pvt. Ltd.) owns 25%
                              ------------------------------------------------------------------------------------------------------
                              AllianceBernstein
                                Invest. Res. & Man.
                                (India) Pvt.
                              ------------------------------------------------------------------------------------------------------
                          AllianceBernstein Oceanic
                            Corporation                                            1345 Avenue of the Americas    New York, NY 10105
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein Asset
                            Management (Korea) Ltd.                                14th Floor,
                                                                                   Seoul Finance Center,
                                                                                   84 Taepyungro 1-ga, Jung-gu
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Investments, Inc.                                      1345 Avenue of the Americas    New York, NY 10105
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Investor Services, Inc.                                1345 Avenue of the Americas    New York, NY 10105
                          ----------------------------------------------------------------------------------------------------------
                          AllianceBernstein
                            Hong Kong Limited
                          ----------------------------------------------------------------------------------------------------------
                              AllianceBernstein
                                (Shanghai) Investment
                                Consulting Co., Ltd
                              ------------------------------------------------------------------------------------------------------
                          Sanford C. Bernstein
                            Limited
                          ----------------------------------------------------------------------------------------------------------
                              Sanford C. Bernstein
                                (CREST Nominees) Ltd     Devonshire House,
                                                         1 Mayfair Place           London, UK W1J8SB
                              ------------------------------------------------------------------------------------------------------
                          W.P. Stewart & Co., LLC.
                          ----------------------------------------------------------------------------------------------------------
                              W.P. Stewart Asset
                                Management
                                (Curacao), N.V.
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart & Co.
                                (Europe), Ltd.
                              ------------------------------------------------------------------------------------------------------
                              WPS Advisors, LLC.
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart Asset
                                Management Ltd.
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart
                                Securities LLC
                              ------------------------------------------------------------------------------------------------------
                              W.P. Stewart Asset
                                Management (NA), LLC.
                              ------------------------------------------------------------------------------------------------------